ZIASUN TECHNOLOGIES, INC.

                                Allen D. Hardman
                      Non-Qualified Stock Option Agreement
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     This  Agreement,  effective  as  of  April  15,  1999,  is  between  ZiaSun
Technologies, Inc., a Nevada Corporation ("the Company"), and Allen D. Hardman, an individual ("Optionee").

     1. Grant of Option. The Company, pursuant to the terms of that certain Employment Agreement dated May 30, 1997, as amended (the "Employment Agreement"), hereby grants to Optionee an option to purchase One Hundred Thousand (100,000) shares of the Common Stock of the Company (the "Shares"), on the terms and conditions set forth in this Agreement. The option granted under this Agreement is a non-qualified stock option and is not intended to qualify as either a qualified stock option or an incentive stock option as those terms are defined by applicable provisions of the Internal Revenue Code of 1986, as amended.

     2. Purchase Price. The Purchase Price of the Shares to be purchased pursuant to this option shall be Two Dollars ($2.00) per Share.

     3. Vesting. Optionee's right to exercise the option granted in this Agreement shall vest over four (4) years, as provided in this paragraph. This option shall become exercisable with respect to twenty-five percent (25.0%) of the shares subject to this Option on each anniversary date of Optionee's completion of Employment with the Company. Notwithstanding the preceding sentence, the option shall immediately become exercisable in full in the event that (i) the shareholders of the Company approve a dissolution or liquidation of the Company or a sale of all or substantially all of the Company's assets to another entity; (ii) a tender within the meaning of section 14 of the Securities Exchange Act of 1934, as amended, is made for five percent (5%) or more of the Company's outstanding capital stock by any person other than the Company or an affiliate; or (iii) the Company effects an underwritten public offering of its securities pursuant to a registration statement filed under the Securities Act of 1933. This option shall be subject to termination before its date of expiration as provided in Paragraph 6(b).

     4. No Transfer or Assignment of Option. Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions of this Agreement, or upon any attempted sale under any execution, attachment, or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.

     5. Method of Exercise.

          (a) Notice and Payment. The rights represented by this option may be exercised by the Optionee, in whole or in part, at any time or in part from time to time during the exercise period as set forth in Section 3, but not as to a fractional share of Common Stock, by giving written notice to the Company pursuant to Paragraph 10(g) (or at such other agency or office of the Company in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company), and by payment to the Company of the purchase price, as set forth in Section 2, in cash or by certified or official bank check in United States Dollars for each share being purchased.

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          (b) Certificate  Delivery and Ownership.  In the event of any exercise of the rights represented by this option, (i) a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Optionee entitled to receive the same, shall be mailed to the Optionee within a reasonable time, not exceeding ten days, after the rights represented by this option shall have been so exercised; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate, and the Company shall not be required to issue or deliver such certificates unless or until the Optionee requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Optionee whose name any certificate for shares of Common Stock is issued upon exercise of this option shall for all purposes be deemed to have become the holder of record of such shares on the date on which the option was exercised and payment of the option price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The issuance of any shares of Common Stock pursuant to the terms of this option shall at all times be subject to the requirements of the Act, as amended, and to the applicable state and any foreign securities and blue sky laws then in effect.

          (c) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to Optionee, registered in Optionee's name (or in Optionee's name and the name of Optionee's spouse as community property or as joint tenants with a right of survivorship). The certificate or certificates shall contain the legend required by Paragraph 9(f).

          (d) Conversion Right. In lieu of exercising this option as specified above, Optionee may from time to time convert this Option, in whole or in part, into a number of shares of Common Stock determined by dividing (i) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Option minus the aggregate Option Price of such Shares by (ii) the fair market value of one Share. The fair market value of the Share shall be determined pursuant to Section (e).

          (e) Fair Market Value.

               (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current fair market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Option or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

               (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq SmallCap Market, the current market value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Option; or

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               (iii)If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Option, determined in such reasonable manner as may be prescribed by the Board of Directors of the Corporation.

               -----------------------------------------------------------------
               By way of example only, and assuming the following, the number of shares to be issued to Optionee upon conversion would be calculated as follows:
               -----------------------------------------------------------------

               (i) The closing bid for the Company's common stock is $10.00 on the date that Optionee exercises his rights as to vested options.

               (ii) The  Optionee is vested  with the right to  purchase  25,000 shares; (iii) The exercise price of the Option is $2.00 per share.

               Aggregate Fair market value of Shares (25,000 x $10.00)= 250,000
               Aggregate Option Price .............. (25,000 x $2.00) =  50,000
               Fair market value of one share ...... (Closing Bid)    =  $10.00

          (Aggregate Fair market value of Shares) minus (Aggregate Option Price
          ---------------------------------------------------------------------
                                  Aggregate Option Price

               20,000 Shares to be Issued = (250,000 - 50,000) i.e.200,000
                                            ------------------ -----------
                                                 $10.00          $10.00

     6. Term and Expiration.

          (a) Term. This option, if it has not expired earlier under the provisions of Paragraph 6(b), shall expire in all events on the seventh (7th) anniversary of the effective date of this Agreement.

          (b) Termination of Option. The option granted under this Agreement, to the extent that it has not been exercised, shall terminate at the following times:

               DEATH: If Optionee dies while he is employed by the Company, Optionee's estate shall have the right for a period of six (6) months after the date of death to exercise the option to the extent Optionee was entitled to exercise the option on that date, provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this six-month period, the option will terminate. Optionee's "estate" shall mean Optionee's legal representative or any person who acquires the right to exercise the option by reason of Optionee's death.

               DISABILITY: If Optionee's employment ends because Optionee becomes disabled, Optionee or his qualified representative (in the event of Optionee's mental disability) shall have the right for a period of twelve (12) months after the date on which Optionee's employment ends to exercise the option to the extent Optionee was entitled to exercise the option on that date, provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this twelve-month period, the option will terminate.

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               RESIGNATION:  If Optionee  voluntarily  resigns from the Company,
          Optionee shall have the right for a period of three (3) months after the date of resignation to exercise the option to the extent Optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this three-month period, the option will terminate.

               TERMINATION FOR REASONS OTHER THAN CAUSE: If Optionee's employment is terminated by the Company for reasons other than cause, Optionee shall have the right for a period of three (3) months after the date of termination to exercise the option to the extent Optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this three-month period, the option will terminate. The termination of Optionee's employment by the Company will be for reasons other than cause if the termination is NOT due to an act by Optionee of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to deliberate disregard by Optionee of the rules of the Company resulting in loss, damage, or injury to the Company, or to any unauthorized disclosure by Optionee of any of the secrets or confidential information of the Company, or to Optionee's having induced any client or customer of the Company to break any contract with the Company, or to Optionee's having induced any principal for whom the Company acts as agent to terminate the agency relationship, or to any conduct of Optionee that constitutes unfair competition with the Company.

               OTHER REASONS: If Optionee's employment ends for any reason not mentioned above in this Paragraph 6(b), all rights of Optionee in the option, to the extent that it has not been exercised, shall terminate on the date his employment ends.

     7. Legality of Initial Issuance. No Shares shall be issued upon the exercise of this option unless and until the Company has determined that all applicable provisions of state and federal securities laws have been satisfied.

     8. Capital Adjustments.

          (a) The Company's Freedom to Act. The existence of this Agreement shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or preference stocks affecting the Shares or the rights thereof, or of any rights, options, or warrants to purchase any capital stock of the Company, or the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings of the Company, whether of a similar character or otherwise.

          (b) Adjustment of Optioned Shares. The Shares with respect to which this option is granted are Shares of the Company as presently constituted; but if and whenever, prior to the delivery by the Company of all of the Shares with respect to which these options are granted, the Company shall effect a subdivision or consolidation of the Shares or other capital readjustment, the payment of a stock dividend, or

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          other  increase or reduction  in the number of the Shares  outstanding
          without  receiving   compensation  therefor  in  money,  services,  or
          property,  the number of the Shares then  remaining  subject to option hereunder  shall  (i) in the  event of an  increase  in the  number of
          outstanding  Shares,  be  proportionately   increased,  and  the  cash
          consideration payable per Share shall be proportionately  reduced; and
          (ii) in the event of a reduction in the number of outstanding Shares, be proportionately reduced, and the cash consideration payable per Share shall be proportionately increased.

     9. Miscellaneous Provisions.

          (a) Withholding Taxes. In the event that the Company determines that it is required to withhold federal, state, or local tax as a result of the exercise of this option, Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.

          (b) No Rights as a Shareholder. Optionee shall have no rights as a shareholder with respect to any Shares subject to this option until the Shares have been issued in the name of Optionee.

          (c) No Employment Rights. Nothing in this Agreement shall be construed as giving Optionee the right to be retained as an Employee of the Company.

          (d) Further Assurances. Each party to this Agreement agrees to perform any and all further acts and to execute and deliver any documents that may reasonably be necessary to carry out the provisions of this Agreement.

          (e) Attorneys' Fees. In any legal action or other proceeding brought by either party to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

          (f) Governing Law. The Agreement and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada.

          (g) Notices. Any written notice to the Company required by any of the provisions of the Agreement shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

          (h) Entire Agreement.This Agreement, together with those documents that are referenced in the Agreement, are intended to be the final, complete, and exclusive statement of the terms of the agreement between Optionee and the Company with regard to the subject matter of this Agreement. This Agreement supersedes all other prior agreements, communications, and statements, whether written or oral, express or implied, pertaining to that subject matter. This Agreement may not be contradicted by evidence of any prior or contemporaneous statements or agreements, oral or written, and may not be explained or supplemented by evidence of consistent additional terms.

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          (i) Successors and Assigns.  Optionee  agrees that he will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement, except as expressly permitted by this Agreement. Any such purported assignment, sale, transfer, delegation, or other disposition shall be null and void. Subject to the limitations set forth in this Agreement, the Agreement shall be binding on and inure to the benefit of the successors and assigns of the Company and any successors and permitted assigns of Optionee, including any of his executors, administrators, or other legal representatives. It shall not benefit any person or entity other than those specifically enumerated in this Agreement.

          (j)  Severability.   If  any  provision  of  this  Agreement,  or  its
          application to any person, place, or circumstance, is held by an arbitrator or a court of competent jurisdiction to be invalid, unenforceable, or void, that provision shall be enforced to the greatest extent permitted by law, and the remainder of this Agreement and of that provision shall remain in full force and effect as applied to other persons, places, and circumstances.

          (k) Interpretation. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. By way of example and not in limitation, this Agreement shall not be construed in favor of the party receiving a benefit nor against the party responsible for any particular language in this Agreement. Captions are used for reference purposes only and should be ignored in the interpretation of the Agreement. Unless the context requires otherwise, all references in this Agreement to Paragraphs are to the paragraphs of this Agreement.

          (1) Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same instrument. Consent may be executed by facsimile and such facsimile copy shall be conclusive evidence of the consent and ratification of the matters contained herein by the undersigned parties.

     The parties have duly executed this Agreement as of the date first written above.


                            ZIASUN TECHNOLOGIES, INC.
                              A Nevada Corporation



/S/ Anthony Tobin                            /S/ Alfredo Alex S. Cruz III
---------------------------------            ----------------------------------
By: Anthony Tobin                            By: Alfredo Alex S. Cruz III
Its: President                               Its: Secretary



                                    OPTIONEE

                             /S/ Allend D. Hardman
                      ------------------------------------
                                Allen D. Hardman


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